UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period :	May 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Cap Core Fund

Annual report
4 | 30 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

June 9, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/17. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 12.

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Jerry has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. He joined Putnam in 2008 and has been in the investment industry since 1982.

Jerry, how were conditions for stock market investors during the reporting period?

It was a strong 12-month period for U.S. stocks, which delivered solid gains despite many political and macroeconomic uncertainties. The period began in May 2016, a relatively calm month for the U.S. stock market, which had been advancing for several months. In late June, however, market volatility returned with a vengeance, largely in response to Brexit — the United Kingdom’s referendum vote in favor of leaving the European Union. U.S. stock prices plummeted more than 5% in the two days after the vote. However, the decline was brief and was followed by a significant recovery for U.S. markets and a relatively calm summer for stock markets worldwide.

Stock market performance was flat in August, then weakened in September and October as uncertainty grew around the approaching U.S. presidential election and the likelihood of a Federal Reserve interest-rate hike by year-end. In the aftermath of the election, however, stock performance soared in anticipation of a new business-friendly administration in Washington. While most market observers expected post-election turmoil, many major

4 Multi-Cap Core Fund

Allocations are shown as a percentage of the fund’s net assets as of 4/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund 5

stock indexes hit record highs and delivered solid returns for the 2016 calendar year. Positive investor sentiment continued into 2017, and stocks advanced with minimal volatility through April 2017, the close of the reporting period.

How did the fund perform in this environment?

I am pleased to report that the fund delivered a return of 22.28%, outperforming its benchmark, the Russell 3000 Index, which returned 18.58%, and the average return of 16.57% for funds in its Lipper peer group, Multi-Cap Core Funds.

The most significant gains were made in the fund’s financial holdings. In 2016, I was focused on the financials sector, banks in particular, which I believed were very attractively valued, with some trading at or below book value. Throughout the year, I patiently waited for the market to recognize their potential. Finally, in the market rally that followed the election, financial stocks took off dramatically. Among S&P 500 sectors in 2016, only energy performed better than financials.

Could you provide some examples of stocks that helped performance?

The success of the fund’s focus on the financials sector is evident when looking at the contributors for the reporting period. The top two were Bank of America and JPMorgan Chase, and Morgan Stanley was the fourth-best contributor to performance relative to the benchmark index. These stocks made impressive gains as investors anticipated rising interest rates — which can boost profitability for lending institutions. The stocks were also lifted by the prospect of lower corporate tax rates and deregulation under the Trump administration.

Another portfolio highlight was the fund’s investment in Computer Sciences, a global provider of information technology [IT] services. A key factor in its stock price advance was the announcement that Computer Sciences would be merging with the IT services businesses of Hewlett Packard Enterprise. We believe this is a positive development that provides Computer Sciences with the scale it needs to compete and succeed in the IT sector.

What were some holdings that detracted from performance?

The top detractor for the period was the stock of Gilead Sciences, a biopharmaceutical company. Gilead has had great success with Sovaldi and Harvoni, its two hepatitis C drugs. Despite Gilead’s strong earnings, however, investors became concerned about pressure to lower the cost of the drugs due to competition from other companies launching hepatitis C treatments.

Another disappointing holding for the period was the stock of Coty, a beauty products company. The company has implemented effective cost-cutting strategies, and in late 2015, it bought the beauty brands of Procter & Gamble. While we believed this deal would be beneficial for Coty’s profitability over time, the company has struggled with the acquisition and has delivered disappointing earnings for several quarters. By the close of the period, Coty was no longer a holding in the fund’s portfolio.

The fund’s investment in Target, a retailer with over 1,800 U.S. stores, also detracted from performance during the period. Target has been hurt by declining sales and customer visits, and like most brick-and-mortar retailers, the company has faced intensifying competition from online retailers.

What is your outlook for the investing environment in the coming months?

U.S. stocks advanced significantly in the weeks following the November U.S. presidential election. However, more recently, the market

6 Multi-Cap Core Fund

has cooled a bit, and I would describe the market’s progress in 2017 as a reluctant rally. Much of the reluctance has been based on political issues — particularly the progress, or lack thereof, with President Trump’s agenda. I believe we are likely to see the market move in fits and starts as the administration works to get changes through Congress.

I believe the forces are still in place for continued improvement in U.S. business and economic growth. Sentiment has been playing an important role — there seems to be a greater level of confidence from both company managements and consumers. I believe this positive sentiment is already reflected in higher wages and improving employment data. Also, despite possible delays and battles in Congress, it appears that businesses generally believe that the administration is looking out for their best interests with a pro-growth agenda that seeks to lower taxes and lighten some of their regulatory burdens.

In terms of investing opportunities, I believe the financials sector remains one of the most promising areas of the U.S. stock market. This is due to my positive outlook for economic growth. As I mentioned, wages have been increasing and more businesses have been hiring. In addition, the PMI Index — a gauge of manufacturing activity — recently reached its highest level since 2014. Financial institutions have also become much more efficiently managed since the 2008 global financial crisis, in my view. I believe they will be among the greatest beneficiaries if economic growth accelerates further.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Multi-Cap Core Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (9/24/10)
Before sales charge	159.49%	15.54%	95.04%	14.29%	29.23%	8.92%	22.28%

After sales charge	144.57	14.51	83.82	12.95	21.80	6.79	15.25

Class B (9/24/10)
Before CDSC	146.97	14.68	87.96	13.45	26.36	8.11	21.31

After CDSC	146.97	14.68	85.96	13.21	23.36	7.25	16.31

Class C (9/24/10)
Before CDSC	147.03	14.69	87.94	13.45	26.38	8.12	21.35

After CDSC	147.03	14.69	87.94	13.45	26.38	8.12	20.35

Class M (9/24/10)
Before sales charge	151.06	14.97	90.29	13.73	27.32	8.38	21.64

After sales charge	142.27	14.35	83.63	12.92	22.86	7.10	17.39

Class R (9/24/10)
Net asset value	155.26	15.26	92.62	14.01	28.21	8.64	21.89

Class Y (9/24/10)
Net asset value	163.78	15.83	97.52	14.58	30.18	9.19	22.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 Multi-Cap Core Fund

Comparative index returns For periods ended 4/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Russell 3000 Index	137.96%	14.04%	88.92%	13.57%	33.45%	10.10%	18.58%

Lipper Multi-Cap
Core Funds	114.63	12.18	76.62	11.98	25.06	7.69	16.57
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/17, there were 760, 660, 582, and 520 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $24,697 and $24,703, respectively, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $24,227. A $10,000 investment in the fund’s class R and Y shares would have been valued at $25,526 and $26,378, respectively.

Fund price and distribution information For the 12-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.179		$0.065	$0.042	$0.078		$0.138	$0.229

Capital gains	—		—	—	—		—	—

Total	$0.179		$0.065	$0.042	$0.078		$0.138	$0.229

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/16	$16.65	$17.67	$16.28	$16.23	$16.46	$17.06	$16.61	$16.71

4/30/17	20.17	21.40	19.68	19.65	19.94	20.66	20.10	20.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Multi-Cap Core Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (9/24/10)
Before sales charge	157.17%	15.59%	90.67%	13.78%	27.68%	8.49%	21.41%

After sales charge	142.39	14.55	79.71	12.44	20.34	6.37	14.43

Class B (9/24/10)
Before CDSC	144.97	14.73	83.73	12.94	24.86	7.68	20.54

After CDSC	144.97	14.73	81.73	12.69	21.86	6.81	15.54

Class C (9/24/10)
Before CDSC	145.02	14.74	83.71	12.93	24.88	7.69	20.51

After CDSC	145.02	14.74	83.71	12.93	24.88	7.69	19.51

Class M (9/24/10)
Before sales charge	148.92	15.02	86.10	13.23	25.76	7.94	20.75

After sales charge	140.21	14.39	79.59	12.42	21.36	6.67	16.53

Class R (9/24/10)
Net asset value	153.10	15.31	88.40	13.50	26.73	8.22	21.08

Class Y (9/24/10)
Net asset value	161.43	15.88	93.11	14.07	28.71	8.78	21.71

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 4/30/16*	1.04%	1.79%	1.79%	1.54%	1.29%	0.79%

Annualized expense ratio for the
six-month period ended 4/30/17†	1.04%	1.79%	1.79%	1.54%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.56	$9.55	$9.55	$8.22	$6.89	$4.23

Ending value (after expenses)	$1,156.20	$1,152.20	$1,151.70	$1,153.40	$1,154.90	$1,157.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.21	$8.95	$8.95	$7.70	$6.46	$3.96

Ending value (after expenses)	$1,019.64	$1,015.92	$1,015.92	$1,017.16	$1,018.40	$1,020.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Multi-Cap Core Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Cap Core Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Multi-Cap Core Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 9, 2017

Multi-Cap Core Fund 15

The fund’s portfolio 4/30/17

COMMON STOCKS (95.1%)*	Shares	Value

Aerospace and defense (1.7%)

Boeing Co. (The)	22,906	$4,233,716

Northrop Grumman Corp.	11,648	2,864,942

TransDigm Group, Inc. S	10,790	2,662,217

		9,760,875

Airlines (1.9%)

Air Canada (Canada) †	90,395	860,211

American Airlines Group, Inc.	47,724	2,033,997

Delta Air Lines, Inc.	60,677	2,757,163

Southwest Airlines Co.	45,400	2,552,388

United Continental Holdings, Inc. †	39,304	2,759,534

		10,963,293

Auto components (1.0%)

Goodyear Tire & Rubber Co. (The)	89,628	3,247,222

Lear Corp.	18,244	2,602,689

		5,849,911

Automobiles (0.2%)

General Motors Co.	28,195	976,675

		976,675

Banks (7.6%)

Bank of America Corp.	621,929	14,515,823

Citigroup, Inc.	189,391	11,196,796

JPMorgan Chase & Co.	173,693	15,111,291

Regions Financial Corp.	207,914	2,858,818

		43,682,728

Beverages (1.8%)

Dr. Pepper Snapple Group, Inc.	36,317	3,328,453

PepsiCo, Inc.	62,090	7,033,555

		10,362,008

Biotechnology (4.4%)

Alexion Pharmaceuticals, Inc. †	21,319	2,724,142

Amgen, Inc.	44,893	7,331,925

Biogen, Inc. †	13,070	3,544,715

Celgene Corp. †	26,553	3,293,900

Clovis Oncology, Inc. †	26,712	1,546,358

Gilead Sciences, Inc.	61,775	4,234,676

Neurocrine Biosciences, Inc. †	21,472	1,146,605

United Therapeutics Corp. †	10,049	1,263,159

		25,085,480

Building products (0.4%)

Johnson Controls International PLC	60,043	2,495,988

		2,495,988

Capital markets (4.8%)

AllianceBernstein Holding LP	89,638	2,052,710

Ameriprise Financial, Inc.	20,167	2,578,351

E*Trade Financial Corp. †	59,127	2,042,838

Goldman Sachs Group, Inc. (The)	27,330	6,116,454

Invesco, Ltd.	108,200	3,564,108

KKR & Co. LP	128,528	2,439,461

16 Multi-Cap Core Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value

Capital markets cont.

Morgan Stanley	138,484	$6,006,051

State Street Corp.	32,403	2,718,612

		27,518,585

Chemicals (1.1%)

Albemarle Corp.	26,894	2,929,026

Dow Chemical Co. (The)	36,047	2,263,752

Sociedad Quimica y Minera de Chile SA ADR (Chile) S	38,927	1,383,855

		6,576,633

Commercial services and supplies (1.5%)

Emerald Expositions Events, Inc. †	21,117	411,782

Hudson Technologies, Inc. †	413,788	2,937,895

Republic Services, Inc.	53,437	3,365,997

Stericycle, Inc. †	22,541	1,923,649

		8,639,323

Communications equipment (1.3%)

Cisco Systems, Inc.	216,633	7,380,686

		7,380,686

Construction and engineering (0.5%)

Quanta Services, Inc. †	82,946	2,939,606

		2,939,606

Construction materials (0.3%)

Forterra, Inc. †	93,575	1,800,383

		1,800,383

Consumer finance (0.9%)

Capital One Financial Corp.	49,031	3,941,112

Discover Financial Services	21,893	1,370,283

		5,311,395

Containers and packaging (0.4%)

Berry Plastics Group, Inc. †	51,095	2,554,750

		2,554,750

Diversified financial services (0.7%)

Capitol Acquisition Corp. III †	101,104	1,066,647

Capitol Acquisition Corp. III (Units) †	52,011	592,925

Easterly Acquisition Corp. †	192,680	1,917,166

Gores Holdings II, Inc. (Units) †	59,457	613,596

		4,190,334

Diversified telecommunication services (0.8%)

AT&T, Inc.	112,759	4,468,639

		4,468,639

Electric utilities (1.1%)

Entergy Corp.	32,962	2,513,682

Exelon Corp.	102,255	3,541,091

		6,054,773

Electrical equipment (0.6%)

Rockwell Automation, Inc.	22,855	3,596,234

		3,596,234

Electronic equipment, instruments, and components (0.4%)

Jabil Circuit, Inc.	86,639	2,514,264

		2,514,264

Multi-Cap Core Fund 17

COMMON STOCKS (95.1%)* cont.	Shares	Value

Energy equipment and services (1.3%)

Baker Hughes, Inc.	47,468	$2,818,175

Enservco Corp. † Ω	2,666,832	850,453

Nabors Industries, Ltd.	167,966	1,736,768

Select Energy Services Class A † F	98,303	1,359,825

Select Energy Services Class A †	30,206	464,266

		7,229,487

Equity real estate investment trusts (REITs) (0.8%)

Armada Hoffler Properties, Inc.	188,329	2,685,572

Easterly Government Properties, Inc. S	94,236	1,896,028

		4,581,600

Food and staples retail (3.7%)

CVS Health Corp.	35,681	2,941,542

Wal-Mart Stores, Inc.	114,890	8,637,430

Walgreens Boots Alliance, Inc.	79,414	6,872,488

Whole Foods Market, Inc. S	83,373	3,032,276

		21,483,736

Food products (1.7%)

Campbell Soup Co.	44,883	2,582,568

Kraft Heinz Co. (The)	18,913	1,709,546

Nomad Foods, Ltd. (United Kingdom) †	196,649	2,320,458

Pinnacle Foods, Inc.	24,291	1,412,522

Tyson Foods, Inc. Class A	22,921	1,472,903

		9,497,997

Gas utilities (0.5%)

UGI Corp.	53,119	2,664,449

		2,664,449

Health-care equipment and supplies (2.0%)

Baxter International, Inc.	77,493	4,314,810

Becton Dickinson and Co.	18,045	3,373,874

C.R. Bard, Inc.	4,634	1,424,862

Danaher Corp.	29,078	2,423,070

		11,536,616

Health-care providers and services (2.9%)

Aetna, Inc.	26,820	3,622,577

Anthem, Inc.	16,437	2,923,978

Cardinal Health, Inc.	16,963	1,231,344

Express Scripts Holding Co. †	35,838	2,198,303

HCA Holdings, Inc. †	39,773	3,349,284

McKesson Corp.	24,556	3,395,849

		16,721,335

Hotels, restaurants, and leisure (2.9%)

Bloomin’ Brands, Inc.	143,275	3,107,635

Del Taco Restaurants, Inc. †	150,337	1,976,932

Las Vegas Sands Corp.	40,699	2,400,834

Lindblad Expeditions Holdings, Inc. †	11,562	109,839

Penn National Gaming, Inc. †	209,185	3,865,739

Playa Hotels & Resorts NV †	203,001	2,109,180

Wyndham Worldwide Corp.	34,512	3,289,339

		16,859,498

18 Multi-Cap Core Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value

Household durables (1.0%)

New Home Co., Inc. (The) † S	88,714	$1,034,405

PulteGroup, Inc.	151,574	3,436,183

UCP, Inc. Class A †	93,906	1,075,224

		5,545,812

Independent power and renewable electricity producers (0.4%)

NRG Energy, Inc.	151,822	2,565,792

		2,565,792

Industrial conglomerates (0.6%)

General Electric Co.	125,278	3,631,809

		3,631,809

Insurance (2.2%)

Admiral Group PLC (United Kingdom)	23,305	607,013

American International Group, Inc.	50,184	3,056,707

Assured Guaranty, Ltd.	76,074	2,900,702

Hartford Financial Services Group, Inc. (The)	37,163	1,797,203

Lincoln National Corp.	42,617	2,809,739

Prudential Financial, Inc.	15,913	1,703,168

		12,874,532

Internet and direct marketing retail (0.9%)

Amazon.com, Inc. †	5,518	5,104,095

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	2	2

Global Fashion Group SA (acquired 8/2/13, cost $43,883) (Private)
(Brazil) † ∆∆ F	1,036	9,257

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

		5,113,356

Internet software and services (3.7%)

Alphabet, Inc. Class A †	9,577	8,854,128

Alphabet, Inc. Class C †	7,156	6,483,050

eBay, Inc. †	68,319	2,282,538

Facebook, Inc. Class A †	22,556	3,389,039

		21,008,755

IT Services (3.2%)

Conduent, Inc. †	68,813	1,122,340

Convergys Corp.	106,305	2,392,926

DXC Technology Co. †	73,178	5,513,231

IBM Corp.	41,894	6,715,189

Presidio, Inc. †	170,652	2,517,117

		18,260,803

Machinery (1.2%)

Ingersoll-Rand PLC	13,701	1,215,964

Oshkosh Corp.	43,852	3,042,890

Parker Hannifin Corp.	15,459	2,485,807

		6,744,661

Multi-Cap Core Fund 19

COMMON STOCKS (95.1%)* cont.	Shares	Value

Media (2.3%)

CBS Corp. Class B (non-voting shares)	56,315	$3,748,326

Comcast Corp. Class A	87,266	3,419,955

DISH Network Corp. Class A †	43,079	2,776,011

Live Nation Entertainment, Inc. †	108,899	3,502,192

		13,446,484

Metals and mining (1.0%)

ArcelorMittal ADR (France) † S	314,704	2,454,691

Freeport-McMoRan, Inc. (Indonesia) †	122,131	1,557,170

Nucor Corp.	24,825	1,522,517

		5,534,378

Mortgage real estate investment trusts (REITs) (0.2%)

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	57,817	1,267,349

		1,267,349

Multiline retail (0.7%)

Macy’s, Inc.	56,507	1,651,135

Target Corp.	46,556	2,600,153

		4,251,288

Oil, gas, and consumable fuels (3.9%)

Anadarko Petroleum Corp.	39,413	2,247,329

Cheniere Energy, Inc. †	28,341	1,285,264

ConocoPhillips	65,669	3,146,202

Enterprise Products Partners LP	100,851	2,755,249

Exxon Mobil Corp.	40,435	3,301,518

Kimbell Royalty Partners LP †	27,484	519,997

Marathon Oil Corp.	182,684	2,716,511

Noble Energy, Inc.	49,324	1,594,645

Scorpio Tankers, Inc.	497,631	2,189,576

Valero Energy Corp.	45,560	2,943,632

		22,699,923

Paper and forest products (0.3%)

KapStone Paper and Packaging Corp.	87,879	1,853,368

		1,853,368

Pharmaceuticals (3.8%)

Cardiome Pharma Corp. (Canada) †	114,245	382,721

Jazz Pharmaceuticals PLC †	20,233	3,222,712

Johnson & Johnson	65,102	8,038,144

Merck & Co., Inc.	62,716	3,909,088

Pfizer, Inc.	181,841	6,168,047

		21,720,712

Professional services (0.5%)

ManpowerGroup, Inc.	25,915	2,616,897

		2,616,897

Real estate management and development (0.8%)

CBRE Group, Inc. Class A †	84,197	3,015,095

Kennedy-Wilson Holdings, Inc.	85,927	1,752,911

		4,768,006

Road and rail (0.8%)

Norfolk Southern Corp.	37,170	4,367,103

		4,367,103

20 Multi-Cap Core Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (4.3%)

Analog Devices, Inc.	32,110	$2,446,782

Applied Materials, Inc.	92,815	3,769,217

Intel Corp.	88,367	3,194,467

Lam Research Corp.	26,630	3,857,356

Qorvo, Inc. † S	24,260	1,650,408

Qualcomm, Inc.	41,764	2,244,397

Teradyne, Inc.	111,139	3,919,873

Texas Instruments, Inc.	45,260	3,583,687

		24,666,187

Software (4.4%)

Dell Technologies, Inc. Class V †	51,975	3,488,042

Microsoft Corp.	275,766	18,878,940

Oracle Corp.	66,720	2,999,731

		25,366,713

Specialty retail (3.4%)

American Eagle Outfitters, Inc. S	95,939	1,351,781

Best Buy Co., Inc.	53,940	2,794,631

Carvana Co. †	31,634	474,510

Conn’s, Inc. † S	136,044	2,394,374

Gap, Inc. (The)	93,281	2,443,962

Home Depot, Inc. (The)	32,543	5,079,962

Lowe’s Cos., Inc.	31,818	2,700,712

Ross Stores, Inc.	33,899	2,203,435

		19,443,367

Technology hardware, storage, and peripherals (4.4%)

Apple, Inc.	101,793	14,622,564

Hewlett Packard Enterprise Co.	150,333	2,800,704

HP, Inc.	170,677	3,212,141

NCR Corp. †	73,809	3,044,621

Xerox Corp.	266,215	1,914,086

		25,594,116

Thrifts and mortgage finance (0.5%)

Radian Group, Inc.	170,811	2,883,290

		2,883,290

Trading companies and distributors (0.5%)

United Rentals, Inc. †	24,462	2,682,503

		2,682,503

Wireless telecommunication services (0.9%)

T-Mobile US, Inc. †	45,922	3,089,173

Telephone & Data Systems, Inc.	80,231	2,203,138

		5,292,311

Total common stocks (cost $476,441,165)		$547,496,796

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	$674,000	$824,808

Total convertible bonds and notes (cost $674,000)		$824,808

Multi-Cap Core Fund 21

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Easterly Acquisition Corp.	7/29/20	$11.50	96,340	$28,902

Playa Hotels & Resorts NV	3/10/22	11.50	103,001	79,311

Total warrants (cost $124,711)				$108,213

	Principal amount/
SHORT-TERM INVESTMENTS (7.2%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.05% [d]	Shares	13,182,425	$13,182,425

Putnam Short Term Investment Fund 0.87% L	Shares	27,556,835	27,556,835

U.S. Treasury Bills 0.814%, 7/20/17 #		$929,000	927,404

Total short-term investments (cost $41,666,606)			$41,666,664

TOTAL INVESTMENTS

Total investments (cost $518,906,482)			$590,096,481

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $575,439,624.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,261, or less than 0.1% of net assets.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in the Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

22 Multi-Cap Core Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/17

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	24	$1,678,080	Jun-17	$34,383

S&P 500 Index E-Mini (Long)	118	14,044,950	Jun-17	61,233

S&P Mid Cap 400 Index E-Mini (Long)	7	1,211,000	Jun-17	10,068

Total				$105,684

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$71,477,130	$—	$9,261

Consumer staples	41,343,741	—	—

Energy	28,569,585	1,359,825	—

Financials	97,728,213	—	—

Health care	75,064,143	—	—

Industrials	58,438,292	—	—

Information technology	124,791,524	—	—

Materials	18,319,512	—	—

Real estate	9,349,606	—	—

Telecommunication services	9,760,950	—	—

Utilities	11,285,014	—	—

Total common stocks	546,127,710	1,359,825	9,261

Convertible bonds and notes	—	824,808	—

Warrants	108,213	—	—

Short-term investments	27,556,835	14,109,829	—

Totals by level	$573,792,758	$16,294,462	$9,261

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$105,684	$—	$—

Totals by level	$105,684	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 23

Statement of assets and liabilities 4/30/17

ASSETS

Investment in securities, at value, including $12,795,721 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $477,100,489)	$548,506,768
Affiliated issuers (identified cost $41,805,993) (Notes 1 and 5)	41,589,713

Foreign currency (cost $15) (Note 1)	16

Dividends, interest and other receivables	375,446

Receivable for shares of the fund sold	1,987,459

Receivable for investments sold	1,807,739

Prepaid assets	37,399

Total assets	594,304,540

LIABILITIES

Payable for investments purchased	4,152,912

Payable for shares of the fund repurchased	814,038

Payable for compensation of Manager (Note 2)	258,492

Payable for custodian fees (Note 2)	13,259

Payable for investor servicing fees (Note 2)	129,053

Payable for Trustee compensation and expenses (Note 2)	22,280

Payable for administrative services (Note 2)	1,860

Payable for distribution fees (Note 2)	133,163

Payable for variation margin (Note 1)	70,270

Collateral on securities loaned, at value (Note 1)	13,182,425

Other accrued expenses	87,164

Total liabilities	18,864,916

Net assets	$575,439,624

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$509,962,619

Undistributed net investment income (Note 1)	179,762

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,998,440)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	71,295,683

Total — Representing net assets applicable to capital shares outstanding	$575,439,624

(Continued on next page)

24 Multi-Cap Core Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($138,052,649 divided by 6,846,110 shares)	$20.17

Offering price per class A share (100/94.25 of $20.17)*	$21.40

Net asset value and offering price per class B share ($14,546,131 divided by 739,239 shares)**	$19.68

Net asset value and offering price per class C share ($113,298,333 divided by 5,766,263 shares)**	$19.65

Net asset value and redemption price per class M share ($1,151,285 divided by 57,739 shares)	$19.94

Offering price per class M share (100/96.50 of $19.94)*	$20.66

Net asset value, offering price and redemption price per class R share
($1,867,523 divided by 92,900 shares)	$20.10

Net asset value, offering price and redemption price per class Y share
($306,523,703 divided by 15,145,913 shares)	$20.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 25

Statement of operations Year ended 4/30/17

INVESTMENT INCOME

Dividends (net of foreign tax of $21,912)	$9,375,975

Interest (including interest income of $58,147 from investments in affiliated issuers) (Note 5)	76,611

Securities lending (net of expenses) (Notes 1 and 5)	107,656

Total investment income	9,560,242

EXPENSES

Compensation of Manager (Note 2)	2,633,284

Investor servicing fees (Note 2)	809,459

Custodian fees (Note 2)	16,316

Trustee compensation and expenses (Note 2)	28,628

Distribution fees (Note 2)	1,543,849

Administrative services (Note 2)	13,631

Other	272,776

Total expenses	5,317,943

Expense reduction (Note 2)	(12,388)

Net expenses	5,305,555

Net investment income	4,254,687

Net realized gain on investments (Notes 1 and 3)	15,191,696

Net realized gain on futures contracts (Note 1)	63,361

Net realized loss on foreign currency transactions (Note 1)	(70)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,066)

Net unrealized appreciation of investments and futures contracts during the year	71,922,263

Net gain on investments	87,176,184

Net increase in net assets resulting from operations	$91,430,871

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/17	Year ended 4/30/16

Operations

Net investment income	$4,254,687	$4,668,447

Net realized gain (loss) on investments
and foreign currency transactions	15,254,987	(22,175,279)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	71,921,197	(20,574,218)

Net increase (decrease) in net assets resulting
from operations	91,430,871	(38,081,050)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,283,167)	(1,286,229)

Class B	(43,703)	(29,014)

Class C	(235,916)	(318,699)

Class M	(9,604)	(4,445)

Class R	(14,368)	(10,685)

Class Y	(2,393,165)	(2,466,250)

Net realized short-term gain on investments

Class A	—	(211,493)

Class B	—	(13,501)

Class C	—	(139,391)

Class M	—	(3,739)

Class R	—	(2,486)

Class Y	—	(309,971)

From net realized long-term gain on investments
Class A	—	(191,353)

Class B	—	(12,215)

Class C	—	(126,116)

Class M	—	(3,383)

Class R	—	(2,249)

Class Y	—	(280,451)

From return of capital
Class A	—	(53,242)

Class B	—	(1,201)

Class C	—	(13,192)

Class M	—	(184)

Class R	—	(442)

Class Y	—	(102,086)

Increase from capital share transactions (Note 4)	12,426,632	74,056,958

Total increase in net assets	99,877,580	30,393,891

NET ASSETS

Beginning of year	475,562,044	445,168,153

End of year (including undistributed net investment
income of $179,762 and $9, respectively)	$575,439,624	$475,562,044

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

April 30, 2017	$16.65	.18	3.52	3.70	(.18)	—	—	(.18)	—	$20.17	22.28	$138,053	1.05	1.01	76

April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	16.65	(6.46)	144,502	1.07[d]	.99[d]	72

April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52

April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24[f]	.75[f]	100

April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	—[e]	13.87	18.28	9,685	1.31[f]	.85[f]	136

Class B

April 30, 2017	$16.28	.04	3.43	3.47	(.07)	—	—	(.07)	—	$19.68	21.31	$14,546	1.80	.22	76

April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.28	(7.13)	10,786	1.82[d]	.23[d]	72

April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52

April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99[f]	(.04)[f]	100

April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	—[e]	13.73	17.43	273	2.06[f]	.13[f]	136

Class C

April 30, 2017	$16.23	.04	3.42	3.46	(.04)	—	—	(.04)	—	$19.65	21.35	$113,298	1.80	.24	76

April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.23	(7.13)	108,812	1.82[d]	.22[d]	72

April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52

April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99[f]	(.03)[f]	100

April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	—[e]	13.72	17.48	868	2.06[f]	.11[f]	136

Class M

April 30, 2017	$16.46	.11	3.45	3.56	(.08)	—	—	(.08)	—	$19.94	21.64	$1,151	1.55	.60	76

April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[e]	(.06)	—	16.46	(6.91)	2,513	1.57[d]	.49[d]	72

April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52

April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74[f]	.26[f]	100

April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	—[e]	13.80	17.74	52	1.81[f]	.40[f]	136

Class R

April 30, 2017	$16.61	.13	3.50	3.63	(.14)	—	—	(.14)	—	$20.10	21.89	$1,868	1.30	.72	76

April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[e]	(.13)	—	16.61	(6.64)	1,855	1.32[d]	.75[d]	72

April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52

April 30, 2014	13.86	.03[g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49[f]	.17[f,g]	100

April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	—[e]	13.86	18.00	16	1.56[f]	.66[f]	136

Class Y

April 30, 2017	$16.71	.22	3.54	3.76	(.23)	—	—	(.23)	—	$20.24	22.58	$306,524.80		1.19	76

April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	16.71	(6.22)	207,093	.82[d]	1.23[d]	72

April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52

April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99[f]	.97[f]	100

April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	—[e]	13.88	18.55	3,368	1.06[f]	1.15[f]	136

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund	Multi-Cap Core Fund 29

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2014	0.28%

April 30, 2013	0.48

g The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund

Notes to financial statements 4/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through April 30, 2017.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

Multi-Cap Core Fund 31

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

32 Multi-Cap Core Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Multi-Cap Core Fund 33

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,182,425 and the value of securities loaned amounted to $12,795,721.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $95,011 to decrease undistributed net investment income, $79,549 to decrease paid-in capital and $174,560 to decrease accumulated net realized loss.

34 Multi-Cap Core Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$84,854,172

Unrealized depreciation	(13,498,061)

Net unrealized appreciation	71,356,111

Undistributed ordinary income	179,762

Capital loss carryforward	(6,058,865)

Cost for federal income tax purposes	$518,740,370

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$6,058,865	$—	$6,058,865

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.556% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Multi-Cap Core Fund 35

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$236,457	Class R	3,490

Class B	21,024	Class Y	364,330

Class C	180,728	Total	$809,459

Class M	3,430

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $485 under the expense offset arrangements and by $11,903 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $431, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

36 Multi-Cap Core Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$343,339

Class B	1.00%	1.00%	123,468

Class C	1.00%	1.00%	1,052,199

Class M	1.00%	0.75%	14,624

Class R	1.00%	0.50%	10,219

Total			$1,543,849

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $55,752 and $666 from the sale of class A and class M shares, respectively, and received $15,693 and $2,763 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$355,684,081	$360,637,313

U.S. government securities (Long-term)	—	—

Total	$355,684,081	$360,637,313

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,226,495	$42,355,553	5,371,970	$92,904,079

Shares issued in connection with
reinvestment of distributions	61,750	1,174,490	94,290	1,613,311

	2,288,245	43,530,043	5,466,260	94,517,390

Shares repurchased	(4,119,830)	(76,237,708)	(6,492,515)	(110,050,006)

Net decrease	(1,831,585)	$(32,707,665)	(1,026,255)	$(15,532,616)

Multi-Cap Core Fund 37

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	165,629	$3,008,631	305,216	$5,179,305

Shares issued in connection with
reinvestment of distributions	2,094	38,975	3,125	52,404

	167,723	3,047,606	308,341	5,231,709

Shares repurchased	(91,194)	(1,614,274)	(82,173)	(1,326,835)

Net increase	76,529	$1,433,332	226,168	$3,904,874

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,399,434	$25,448,672	3,674,529	$62,379,190

Shares issued in connection with
reinvestment of distributions	11,702	217,543	33,643	562,852

	1,411,136	25,666,215	3,708,172	62,942,042

Shares repurchased	(2,348,556)	(40,984,299)	(1,444,548)	(23,075,507)

Net increase (decrease)	(937,420)	$(15,318,084)	2,263,624	$39,866,535

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	17,088	$317,293	73,372	$1,224,956

Shares issued in connection with
reinvestment of distributions	510	9,604	693	11,751

	17,598	326,897	74,065	1,236,707

Shares repurchased	(112,520)	(2,077,722)	(122,774)	(2,018,748)

Net decrease	(94,922)	$(1,750,825)	(48,709)	$(782,041)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	56,996	$1,051,005	96,261	$1,663,271

Shares issued in connection with
reinvestment of distributions	491	9,316	550	9,399

	57,487	1,060,321	96,811	1,672,670

Shares repurchased	(76,304)	(1,432,441)	(108,985)	(1,887,449)

Net decrease	(18,817)	$(372,120)	(12,174)	$(214,779)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	7,931,476	$153,264,744	9,107,562	$156,758,591

Shares issued in connection with
reinvestment of distributions	118,540	2,260,555	163,597	2,807,326

	8,050,016	155,525,299	9,271,159	159,565,917

Shares repurchased	(5,294,484)	(94,383,305)	(6,811,244)	(112,750,932)

Net increase	2,755,532	$61,141,994	2,459,915	$46,814,985

38 Multi-Cap Core Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliates	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash
Collateral Pool, LLC*	$19,463,925	$153,679,146	$159,960,646	$106,737	$13,182,425

Putnam Short Term
Investment Fund**	5,852,707	157,979,365	136,275,237	58,147	27,556,835

Enservco Corp.†	—	1,300,000	314,973	—	850,453

Totals	$25,316,632	$312,958,511	$296,550,856	$164,884	$41,589,713

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30

Warrants (number of warrants)	76,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	$213,897*	Payables	$—

Total		$213,897		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Multi-Cap Core Fund 39

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Warrants	Futures	Total

Equity contracts	$138,764	$63,361	$202,125

Total	$138,764	$63,361	$202,125

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Warrants	Futures	Total

Equity contracts	$(16,498)	$105,684	$89,186

Total	$(16,498)	$105,684	$89,186

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:

Futures contracts§	$—	$—

Total Assets	$—	$—

Liabilities:

Futures contracts§	70,270	70,270

Total Liabilities	$70,270	$70,270

Total Financial and Derivative Net Assets	$(70,270)	$(70,270)

Total collateral received (pledged)†##	$—

Net amount	$(70,270)

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

40 Multi-Cap Core Fund

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Multi-Cap Core Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

42 Multi-Cap Core Fund

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

Multi-Cap Core Fund 43

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2017, there were 110 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
Independent Registered	Principal Executive Officer,	Vice President, Director of
Public Accounting Firm	and Compliance Liaison	Proxy Voting and Corporate
KPMG LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
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PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN115 306342 6/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2017	$32,032	$ —	$3,250	$ —
April 30, 2016	$30,925	$ —	$3,150	$ —

For the fiscal years ended April 30, 2017 and April 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,800 and $3,250 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2017	$ —	$ —	$ —	$ —

April 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017